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[REGISTERED LOGO]
BARON
FUNDS



PERFORMANCE ..................................................................1

BARON CAPITAL ASSET
 FUND'S INVESTMENT
 STRATEGY.....................................................................3

REGULATION FD ................................................................4

iOPPORTUNITIES ...............................................................5

COMPANY NEWS .................................................................6

PORTFOLIO COMPOSITION
 AND HOLDINGS................................................................10




767 Fifth Avenue
NY, NY 10153
212-585-2100
1-800-99-BARON
baronfunds.com




BARON CAPITAL ASSET FUND

ANNUAL REPORT                                                 DECEMBER 31, 2000

Dear Baron Capital
Asset Fund
Shareholder:

PERFORMANCE

Baron Capital Asset Fund's performance since its inception on October 1, 1998 has been strong, both absolutely and relative to the market. The Fund* has gained 75.2% (28.3% per year) since the Fund's inception through December 31, 2000. This compares to a gain of 33.4% (13.7% per year) and 36.8% (14.9% per year) for the S&P 500 and Russell 2000 respectively.

* The inception date for the insurance class was October 1, 1997. Performance results for the retirement class can be found in the financial highlights table on page 17 of this report


Baron Capital Asset Fund's absolute performance in the year ended December was disappointing, but its relative performance was satisfactory. The Fund lost 2.7% and outperformed both the S&P 500, - 9.2%, and the Russell 2000, - 3.0%. The Fund also outperformed the average small cap growth fund which lost 5.7% in the year 2000.

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Favorably contributing to the Fund's performance were our education businesses,
Apollo, DeVry and Education Management. In the prior year, these businesses had performed well . . . more students attended their schools, higher tuition revenues were received, more campuses were operated and they earned more money. However, stock traders opined, surprising as this might seem in an information economy, since jobs were


                                  [BAR CHARTS]


PERFORMANCE FOR THE YEAR ENDED DECEMBER 31, 2000

                     INSURANCE SHARES        -2.7%
                     RETIREMENT SHARES       -2.4%
                     S&P 500*                -9.2%
                     RUSSELL 2000*           -3.0%



PERFORMANCE SINCE INCEPTION OCTOBER 1, 1998 THROUGH DECEMBER 31, 2000

                     INSURANCE SHARES        75.2%
                     S&P 500*                33.4%
                     RUSSELL 2000*           36.8%


PERFORMANCE SINCE INCEPTION NOVEMBER 25, 1998 THROUGH DECEMBER 31, 2000

                     RETIREMENT SHARES       46.0%
                     S&P 500*                14.4%
                     RUSSELL 2000*           25.3%



* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZE COMPANIES.
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       BARON               CAPITAL              ASSET               FUND

plentiful and employees scarce, why did anyone need a higher education? And, as a result, education share prices fell sharply. In 2000, these businesses continued to grow strongly and their share prices rebounded. In addition, Apollo successfully offered shares of a tracking stock for its Internet divi-sion, University of Phoenix On-Line; DeVry recently received regulatory approval to begin to offer an under graduate degree program on-line; and Educa-tion Management resolved a regulatory issue favorably.

Two of our favorite small capitalization stocks with mid-sized businesses, spe-cialized data base business ChoicePoint and specialized chemical company OM Group, continued to perform well and also favorably impacted the Fund's perfor-mance. ChoicePoint's margins on its business and government revenues have begun to increase sharply but are still far below those achieved by its insurance segment. An OM Group strategic acquisition has bolstered last year's results; we believe that a new trading business should further separate this company from its competitors as that company continues "to change the rules others must follow to compete." Jim Mooney, OM's chairman, patiently explains that he expects his competitors to have an increasingly difficult time keeping up with his business which is now integrated from mining to processing to materials production to trading.

Baron Capital Asset Fund's performance was also helped by its investment in long term Baron Asset Fund holdings Charles Schwab and Flextronics. Both busi-nesses have grown substantially since our initial investments to become large cap stocks. Although the prospects for both businesses continue to be bright, we have reduced our holdings in both as we focus the Fund's investments in smaller businesses that have, for so long, been overlooked by investors.

Also contributing positively to the Fund's 2000 performance were Manor Care, Research In Motion, and Southern Union Company.

The Fund's performance was negatively impacted by our investments in communica-tions and media businesses. NTL and CoreComm were among the Fund's worst per-formers for the year. These industries have over the long term been very profitable investments for Baron Funds, and we believe they will provide posi-tive returns in the near term. That will be especially the case if the U.S. Federal Reserve continues to ease credit conditions to allow these businesses to more easily fund their aggressive capital investment programs. It will also help a lot if, in the near term, fibre to the home or near to the home yields expected returns from great new services that providers are not willing to just give away. NTL, the leading cable and independent telephone company in the UK, is in the process of integrating its Cable & Wireless acquisition and, once that is completed, is expected to resume growing its cash flow commensurate with its revenue growth. NTL has fallen substantially in price from its highs earlier in the year and is again exceptionally attractively priced. If success-ful, NTL could increase its share price seven fold in five or six years.

XM Satellite Radio performed well earlier in the year but then fell sharply and also negatively contributed to the Fund's performance as traders have focused on the fact that in another year or so this development-stage business will have to seek additional financing. Traders then decided to sell first and ask questions later. XM and its only competitor, Sirius Radio, will begin to offer nationwide satellite broadcasting later this year. Each service will have 100 unique, digitally transmitted stations. To date, XM has successfully met its milestones. It has received large strategic investments from Clear Channel, DirecTV, General Motors and Honda. It has radio manufacturing agreements with SONY and others. It has radio distribution agreements with auto manufacturers for new cars and for older cars with Best Buy and Circuit City. And it recently opened its spectacular new studio in Washington, D.C. Radio stations physically located in big cities are constrained by the size of their markets and must program to reach a large fraction of those markets, by necessity, the biggest common denominator. XM and Sirius broadcast to markets nationwide; and small sliver niches in any market are often as large or larger, in aggregate, than competitive and highly popular Adult Contemporary, Classic Rock, Oldies, Top
40 and R&B Urban in a single market. XM and Sirius will offer the most popular station formats as well. Unlike landed radio stations which could easily cost hundreds of millions of dollars, XM has a current stock market value of only about $12 million for each of its 100 channels. Sirius, of which we are also a shareholder, has already launched two of its three satellites, and has a cur-rent stock market value of about $25 million per station.

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BARON CAPITAL ASSET FUND INVESTS IN SMALL BUSINESSES WITH BIG IDEAS . . . WHERE
WE DON'T HAVE TO PAY FOR THE BIG IDEAS!

How do we do it? "Hit 'em where they ain't," was the sage advice "Wee Willie" Keeler gave when the diminutive Hall of Famer with the 12th highest batting average in major league history, .341, was asked in 1900 by a reporter to explain his great hitting successes. But, it's sort of the same thing with us. "Buy 'em when no one wants 'em". . . if we're buying what we believe are well managed, growth businesses not easy to attack . . . that have a big dream. That's our advice. It's been so long since there's been investor interest in small, non-tech, growth businesses, that even I, at age 57, can scarcely remember it. So, we just think there have got to be good values, great values even, among largely ignored-for-years, small cap busi- nesses.

Such as Smart & Final, with thousands of 20,000-30,000 square foot old super-markets that are possible acquisitions for its 212 store, cash and carry, food-service stores. In the meantime, Smart & Final's shares are selling for just 10X next year's earnings, 12% of its revenues and comparable store sales gains have lately been a very strong 8-9%.


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       BARON               CAPITAL              ASSET               FUND

Or such as Libbey, which has an opportunity to acquire other institutional foodservice resources at attractive prices to add to its dominant, drinking glass product line. Libbey has already expanded into china and tableware. Most acquisitions could further leverage its distribution infrastructure. Libbey also has the opportunity to source more product in low cost labor facilities operated by its Mexican joint venture partner. In the meantime, this free cash flow generating business is growing nicely and selling for 9X earnings.

Or such as Sun International, which has the opportunity to develop all of Para-dise Island into a spectacular resort and may be able to develop other very profitable, gaming businesses, as well. In the meantime shares of this underle-veraged business sell for just 8X 2001 earnings.

Or such as Vail Resorts, which has the potential to double its cash flow in a few years by adding guests during "shoulder" periods and could grow even more if its dream of becoming a summer resort is fulfilled. The reason most people live at Vail is because of the summer, not the snow. In the meantime, Vail's shares sell for less than 7X current year cash flow.

Sotheby's has the opportunity to earn $4-5 per share in eight to ten years from its core, physical auction business and, if it is successful on-line, it could earn two or three times that amount. In the meantime, its shares are selling for just a little more then 3X annual physical auction revenues that should earn in normal circumstances more than 30% pre tax.

OM Group's chairman thinks he has the opportunity to quintuple the size of his business in the next five years . . . and, in the process, make his business even less vulnerable to competitors. He has just tripled its size in the past five years. In the meantime, this specialized chemical producer which continues to build what appear to us to be stronger and stronger barriers to competition is selling for just 13X 2001 earnings. And, if you've ever met Chairman Jim Mooney, I think you'll agree, I don't think you'd like to be his competitor.

Gas distributor Southern Union doubled its customers to 1.5 million in the past year. It hopes to be able to double them again. How? The sellers of these busi-nesses are selling existing gas transmission cash flows; Southern Union is buy-ing a scale customer base that can be a lot more profitable . . . and that will be worth substantially more to electric company acquirers seeking competi-tive advantage in a deregulated environment. Gas distribution acquisitions by electric power companies have commonly taken place for $2500-3000 per customer. If Southern Union is successful with its efforts to get high speed Internet access to its customers' homes, its customers should be worth a lot more than that. In the meantime, Southern Union's shares have a current stock market value of about $1300 per customer.

Saga Communications is one of the least leveraged radio businesses in the least competitive markets. It offers big city radio to smaller communities. Saga did not take part in the radio stations acquisition orgy of the past few years that took place at ever higher prices. It is well positioned to pick up the pieces now that acquisition prices have fallen sharply. In fact, Saga is now stepping up sharply the pace of its acquisitions. Saga, nevertheless, is valued for less than 10X cash flow, a level that even in this depressed market should be regarded as a steal.

Ethan Allen has the opportunity to double sales in its existing furniture stores in the next five years and increase profits even more. Better merchan-dizing, including more sales specialists, decorators, per store, and third party, fixed rate, non-recourse, installment credit available for the first time should help. So will its Internet efforts. Of course, the multi-year boom in new home sales in the 1990s should lead to a multi-year boom in home fur-nishings sales in the 2000s. In the meantime, Ethan Allen's shares are selling for 11X 2001 earnings that should grow at least 15-20% per year for years and years to come. The common element in these investments? The market value of their equity approximates $1 billion, or even less in many instances. It's not just these ideas that are of interest. In the current market environment, if there's one thing we don't have a shortage of, it's ideas. Our issue is just having the time to research them all.


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BARON CAPITAL ASSET FUND'S INVESTMENT STRATEGY:

Baron Capital Asset Fund invests in fast-growing, small, non-tech businesses with sustainable competitive advantages . . . at attractive prices . . . for the long term . . . that we identify through our own research.

Valuation is important . . . and it always has been. I have always tried to impress upon my sons the notion that investing in stocks is riskier than leav-ing your money in the bank or purchasing T-bills. But, if you invest only in "riskless" interest bearing instruments, due to inflation and taxes, every year you're going to fall further behind. "So you've got to invest in businesses by purchasing stocks. When you do, you better be sure that the expected potential returns you can achieve are a lot better than you can get by investing in Treasury bills. The price you pay for a stock, just like the price you pay for a sweater, a computer, a car, your home or anything else, does matter."

We invest in growing businesses. We won't invest in a business that isn't grow-ing just because it's cheap. But we also won't invest in a business with a tre-mendous growth opportunity if its valuation, in our opinion, already discounts great success. That was the problem with so many Internet investments. Great opportunities. But, the valuations were already huge and were based upon the assumption that these businesses had already achieved great success.

So, how do we value businesses? Like a business person would . . . based upon current cash flows, earnings, asset values, growth rates and long term barriers to entry . . . with only a little premium for a growth opportunity. We're not ready to accord a

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       BARON               CAPITAL              ASSET               FUND

valuation that approaches General Motors' to a start up business.

We think our research and long term investment horizon provide us with competi-tive advantage.

Why do we do our own research? We have never thought it particularly useful to follow widely publicized recommendations of large brokerage firms that all seem to arrive at the same conclusion at the same time based upon the same informa-tion. Recommendations based upon earnings for a calendar quarter that's just ended, beating or missing earnings estimates by a penny. . . upon management presentations at widely attended conferences or conference calls . . . or upon projected interest rates, the nation's economic growth rate, unemployment or inflation rates (all basically unknowable).

We think it's better to first identify a large business opportunity . . . and then to identify businesses that could take advantage of the opportunity. We try to visit these companies regularly, as well as their competitors and customers, to determine a business' sustainable competitive advantages and the talent and passion of its executives. What does "the passion of its executives" mean? It means that these executives don't regard what they do as a job, but truly enjoy their work and have a sense of urgency to make things happen. Every day. And, would likely work long hours even if they didn't have to. Like Tina Turner, they want to be "Simply the Best." We have often written that how executives treat their customers, their fellow employees, their community and their fellow investors is an important determinant to the success of a business. You can only measure attitude by seeing it with your own eyes.

When we believe a big opportunity, great executives and attractive fundamen-tals, including valuation, are all present, we invest for the long term. Long term, to us, means years and years . . . not quarters, months, weeks or days, so that if the business is successful, our Fund should profit accordingly. Most mutual funds have annual portfolio turnover of over 100%, i.e., they sell their entire portfolio and replace it more than once a year, leading Jack Bogle, founder of Vanguard, to headline a recent op-ed article in The Wall St. Jour-nal, "Mutual funds have lost their way." Baron Capital Asset Fund's portfolio turnover over its short life is less than 40% per year. We believe this allows our Fund to participate in the long term growth experienced by our successful investments.

Do we make mistakes? Absolutely. After all, we're not investing in the large, well established, best known growth companies in America, companies such as GE, Home Depot, Merck and Coca Cola. Rather, our favorites are the small, non-technology businesses which are growing a lot faster and are a lot cheaper than those blue chips. But, they're also riskier. If a significant number of our businesses fulfill their promise of long term, sustainable rapid growth, we expect to earn better returns than a portfolio of today's widely held, blue chip, growth companies. And, better than a diversified portfolio with technol-ogy business concentration. Of course we can't make any guarantees.

The outlook for our "sunrise" businesses is good.

Following a three-year bear market in non-technology stocks that ended last March, we are very optimistic about the prospects for our businesses . . . and their stocks. The reasons begin with the very strong growth prospects for our "sunrise" business themes that are the result of many long lasting megatrends. Services for a U.S. Hispanic population that is growing five times as rapidly as non-Hispanics. Education to enable individuals to achieve a higher standard of living for themselves and their families in an information economy. Services for the "baby boomer" population segment that is larger and wealthier than any other. Services for the elderly who are growing three times as fast as the overall population. Businesses able to create significant competitive barriers, sustainable competitive advantage, through significant investments in technol-ogy. The return potential for our stocks is buttressed by cheap valuations, and by a more slowly growing economy that may permit continued Federal Reserve credit easing and, therefore, result in higher stock valuations for our busi-nesses. For practical purposes, "high yield" debt issuance as well as new equity issuance for smaller businesses have stopped due to very stringent credit conditions engineered by the Fed over several years. Small and mid-sized businesses flourishing in the current environment will do even better as market conditions become more favorable.

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REGULATION FD. (REGULATION FAIR DISCLOSURE)

Recently implemented SEC Regulation FD should advantage long term investors and negatively impact short-term traders dependent upon advance hints of new contracts and quarterly earnings "beats" and "misses." And, by the way, we just love the ten and twenty page quarterly press releases we now regularly receive with detail never before widely disseminated. They sure shortcut a lot of dis-cussions and allow us to be more productive. But, most importantly, the new Regulation FD certainly doesn't seem intended to prevent strategic discussions between analysts and management regarding the long term prospects for a busi-ness. Trying to understand a business' longer term prospects and how its man-agement intends to create competitive advantage has always been critical to investors seeking to make substantial long term investments in businesses. This information, of course, has never been material to a company's short term share price valuation.

Analysts can discuss with Motient how its nationwide, data optimized, wireless network can compete against larger companies' voice and data communications networks . . . and the ultimate value of Motient's customers, if they are suc-cessful, and to whom they will be valuable. They can discuss with Vail's man-agement the sort of investments necessary in its town and

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       BARON               CAPITAL              ASSET               FUND

marketing that will allow it to bring tourists to that community in "shoulder" periods during the ski season. They can discuss with Charles Schwab the sorts of services it can provide its clients to "make them smarter investors" that will allow Schwab to achieve more revenues per dollar of customer assets with which it is entrusted. In other words, analysts can interview management and its competitors to become students of a business; to understand when results are reported, what they mean; and to be able to make judgments about whether a business is successful. They've got to use these interviews to create a mosaic to understand a business. Just like they're trying to understand a topic in a course in college or law school or business school. They just can't find out from management about market moving earnings results before they are released. If analysts are doing their job right, they will already know if a company is doing well or not without even asking.

Baron Capital Asset Fund invests in dreams with strong business fundamentals .
 . . but, we pay for the fundamentals, not so much for the dreams . . .

Like Vail Resorts. We believe Vail is not a weather, "Act of God" investment. Vail is a well capitalized and very profitable business with significant growth prospects. We think Vail will be a very profitable investment for us during the next few years . . . not because the snowfall was less than normal during the past two Christmas seasons and, due to the absence of La Nina and El Nino, has returned to normal this year. But, it certainly won't hurt this year's results that so far, its been a great snow year.

Although Vail's share price has changed little during the past three years, Vail's annual cash flow increased from $80 million to an estimated $120 million this year. Not too bad for a unique business currently valued by investors for only about $660 million (plus $300 million debt less $150 million owned real estate . . . that we think is worth a lot more). Vail Resorts is investing heavily in its communities' "streetscapes," e.g., heated stone streets and walkways, old fashioned lampposts and fancier storefronts; as well as new and remodeled hotels, some spectacular, some moderately priced; convention centers; restaurants; and golf courses for summer visitors. Vail has invested $230 mil-lion in its communities in the last three years on which it has not yet earned a return due to "once in a hundred years' weather". . . two years in a row. Billions more will be spent by Vail and others in its communities during the next ten years . . . to make its resorts attractive to both winter and summer visitors and residents.

By the way, residents frequently volunteer that they came to Vail for the snow but decided to stay, to live there, because of the summers. You would certainly understand if you've ever visited Vail or Beaver Creek in the summertime. And, I'm sure you'd quickly see the tremendous opportunity, the dream Vail Resorts has, to become not just a winter resort, but a summer resort as well.

The rest of the dream? Vail is only 65-70% occupied during peak periods that include Christmas, Presidents' Weekend and Spring Break. It is a little more than 40% occupied during the entire 150-day ski season. The challenge? There are plenty of rooms to fill during peak school vacation periods. There's even more rooms and ski trails to fill during the rest of the 150 day ski season when the snow is great and the mountain is nearly empty. If Vail can attract only about 60,000 more families to ski at its resorts each year, about 250,000 to 300,000 families now visit each year, and Vail achieves moderately higher revenues per guest, Vail's annual operating profits could more than double to $250-300 million! Vail Resort's investments in business meeting facilities and hotel rooms and promotions to young marrieds, single "echo boomers" and empty nester "baby boomers" during "shoulder" periods will intuitively be success-ful.

Vail was the largest ski resort in the United States before it opened Blue Sky Basin last year. Blue Sky Basin was a ten year project due to objections by environmentalists. Now that's what we consider a significant barrier to entry! Blue Sky Basin makes Vail seem sparsely occupied even during peak school vaca-tion times. More hotels and time share units, both moderate and luxury priced, as well as significant upgrades to existing hotels, will soon give Vail Resorts further opportunity, both during ski season and during the so-far unsung sum-mer.


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iOPPORTUNITIES

Virtually all the businesses in which we have invested have significant oppor-tunities to use high speed Internet access and rapidly falling communications costs to grow their businesses more rapidly . . . and reduce operating expenses. Among the most obvious beneficiaries are our financial services firms and our resort businesses. These businesses will use the Internet more and phone centers less, replace operators with photons, and cut reservations and information costs from dollars to pennies in the process. In fact, any business that is communications intensive will benefit from the huge increases in band-width now becoming available at ever lower prices. Businesses that can offer distance learning . . . recruit more effectively . . . make data based services more readily available .. . provision utility services . . . obtain customers for lower cost . . . offer billing and account statements through the Internet
 . . . and purchase materials more efficiently. They are the beneficiaries. We believe the benefits of communications fibre, with its huge increments to band-width, will be apparent in months . . . not years.

Using the Internet, Schwab can already provide its customers with the resources required to make "smarter" investment decisions. It can also offer more effi-cient trading systems, provide access to real time account information, and bill and collect through the Internet. Robert Half offers its employees up to the minute information about job openings; wages earned and due; while sharing candidate resumes among its recruiters,

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       BARON               CAPITAL              ASSET               FUND

serving its employers, candidates and recruiters better. Communications busi-nesses can sharply reduce their service provisioning, marketing and billing costs while offering consumers expanding services, movies on demand, travel services and information real time. Utilities can do all that and eliminate meter reading, as well. All the above services will only improve. We agree with Intel's Andy Grove that, "All businesses will become Internet businesses or they won't have a business." As CS First Boston's former Internet analyst Liz Byer notes, "There soon won't even be any Internet analysts. It'll be like say-ing you're an electricity analyst!"

COMPANY NEWS

WE THINK OUR SMALL CAP STOCKS ARE CHEAP!

DVI is the leading, independent, financing company for health care providers. DVI lends to health services providers including hospitals, doctor practices, outpatient surgery centers and medical imaging centers. Equipment used by these enterprises, as well as their medical receivables, are the collateral for DVI's loans. Nearly two years ago, the Health Care Financing Agency (HCFA) changed its reimbursement rate for medicaid and medicare health care from "cost reim-bursement," reimbursement for actual costs incurred by the service provider, to "prospective pay," fixed payments for services provided regardless of how much it costs to provide the services. It is obviously a lot cheaper to take care of an individual in his or her home or in a nursing bed than in a hospital bed. But, HCFA reacted to the above normal growth in home care and nursing ser-vices as providers sought to reduce costs and, rather than trying to encourage even more use of these services, cut reimbursements! The impact? Many busi-nesses were bankrupted since their costs could no longer be recovered. Nine months ago, HCFA was pressured by Congress to change after constituents were denied access to services because providers were in distress. HCFA then announced that in October 2000, healthcare provider reimbursements would increase. Businesses that were then moribund were resuscitated. Since these changes are good for DVI's customers, they're good also for DVI. DVI has increased its income 41% per year for the past five years, and its prospects for the next five are promising. However, investors fear that this relatively small business with more than $2 billion of financed assets may not have access to financial markets that will permit it to continue to grow. This is demon-strably not the case since DVI now has committed financing for the next two years and its growth is accelerating. DVI's shares now sell for just 9 times current earnings and one times book. DVI's current stock market value is a lot less than it would be worth to an acquirer although now certainly does not seem an attractive time to consider selling the business. DVI's two principal share-holders are Chicago's Pritzker Family and Baron Funds.

Seacor's chairman Chuck Fabricant is one of my favorite entrepreneurs. In addi-tion to being a personal friend for fifteen years . . . our boys went from kin-dergarten through high school together . . . he's a heck of a businessman.

He's smart, honest, hardworking and focused on creating long term value for his shareholders. He's also in the same boat that we are (that's a pun, Chuck)
 . . . he's the largest individual shareholder of Seacor. Chuck buys oil and gas exploration and production assets when they're cheap and sells or leases them for lengthy terms when they're dear. There are probably not many who know more about lease terms than this brilliant lawyer who once clerked for a United States Supreme Court Justice. And, there are probably few executives who better understand that, regardless of what lease terms dictate, you've always got to try to help your customers if you expect them to remain good customers. As oil and gas businesses increase their exploration activities, the drill boats and rigs owned by Seacor are becoming more valuable. Spot rates on equipment leased have increased about 20% since just last summer. Because these rates remain below what would be required to justify building new boats, they will likely continue to increase. Spot rates are significantly above Seacor's average con-tract rate, offering the company earnings upside as contracts are renewed at current rates. Also putting upward pressure on rates is increasing fleet utili-zation. In the September quarter, Seacor's fleet utilization jumped 7% to 80.3%. With one of the industry's newest fleets, Seacor's stock market value is less than the replacement cost for its drill and production boats. Its shares are selling for less than 12 times estimated 2001 earnings, less than 5X estimated 2001 cash flow. Baron Funds has more than doubled its money, so far, since it began to invest in Seacor five years ago. We expect to do it again in the next three to five years.

Smart & Final achieved very strong 8-9% comparable store sales gains in the September quarter. These are the best results for this cash and carry, institu-tional foodservice business in eight years. Smart & Final is accelerating its new store openings to 15 this year, 20 next. There are literally thousands of 20-25,000 square foot closed supermarkets offering potential expansion sites for this specialized, cash and carry, 220 store chain. Although the company's operating margin could increase by nearly a third, its share price commands just 10 times current after tax earnings per share. Another metric for valua-tion is as a percent of sales. Here also, we consider Smart & Final unusually cheap at a little more than 12% of revenues.

Libbey has the potential to acquire other foodservice businesses and add their products to its institutional foodservice distribution. Libbey also has an opportunity to reduce significantly its cost of goods sold if it can use its Mexican affiliates' production capacity. In the meantime, although Libbey is the dominant foodservice glass supplier, Libbey's shares sell for just 8.5 times earnings.

When others were paying huge multiples of current broadcast cash flow to make radio acquisitions, Saga Communications' chairman Ed Christian was just biding his time. Saga is now one

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       BARON               CAPITAL              ASSET               FUND

of the least leveraged, publicly owned broadcast businesses. This operator of big city style radio stations in small towns has recently nearly tripled its pace of acquisitions now that others find it hard to do deals, even at prices that are more than a few multiple points cheaper than in the very recent past. Using conservative assumptions, Saga has a current acquisition value nearly 75% higher than its share price. Saga's acquisition value could be double that within the next five years. In the meantime, Saga is currently valued for less than 10 times broadcast cash flow, a steal even in today's depressed markets.

Furniture sales continue very strong, confirmation of our theory that strong housing markets of the past several years will lead to strong home furnishings markets for the next several years. Ethan Allen's comparable store sales increased a remarkable 17% in the last quarter, helped in part, we assume, by new GE revolving credit terms for its customers. Ethan Allen has also increased the number of professional designers in its stores 7-8%, favorably impacting sales. Industrie Natuzzi's United States' "seat" sales were ahead more than 20% in the most recent period. Natuzzi recently agreed to increase its French distribution significantly and has begun a plant expansion outside Italy. Ethan Allen sells for just 11 times next year's earnings, Natuzzi for a little more than 7 times.

Sun International announced it intends to sell its casino in Atlantic City for $140 million, with the sale of its assembled acreage to follow for $40 million. The casino in Atlantic City was producing annual cash flow of about $20 mil-lion, the land obviously nothing. This sale will free the company's management to focus on the Atlantis, its very profitable casino resort on Paradise Island, the Bahamas, and its managed facility, The Mohegan Sun, in Connecticut, and to invest in other potentially profitable gaming ventures. Sun's shares sell for 9x 2001 after tax earnings.

Sotheby's settled both the U.S. government's anti-trust price fixing complaint and civil claims arising from the same behavior. The settlements are subject to court approval. There had been little reported movement toward either civil or anti-trust legal settlements during the seven months since February when it was announced that Christie's was cooperating with the government and De De Brooks and Alfred Taubman were forced to resign as Sotheby's executives. How-ever, in the eight weeks after new independent directors were elected to Sothe-by's board on August 2, the company was able to settle claims, subject, as noted, to court approval, by the government and civil litigants including Sotheby's customers and its shareholders. Alfred Taubman paid the major portion of this settlement on behalf of Sotheby's. No surprise here. We had suggested in our shareholder letters that would be the likely result.

Earnings for most of our businesses have been very strong through 2000, the September quarter especially so. Several among the more notable results fol-low.

Flextronics' September sales more than doubled last year's while earnings increased 92%. Its stock price fell since many of its customers reported slow-ing growth. Flextronics' sales have grown about 25 times in the five years we've been shareholders as the trend to outsourced electronics manufacturing, that's what Flextronics does, has accelerated. Only about 15% of electronics manufacturing is now outsourced, offering further opportunity. Flextronics has become the second largest business in this sector and hopes to multiply its business tenfold again in the next eight to ten years. Robert Half's September sales increased 30% while its earnings jumped 37%. Robert Half is benefiting from its substantial investments in the Internet that now permit it to source candidates more effectively. OM Group's sales increased 77%, the result of a strategic and accretive acquisition, while earnings gained 31%. Trends in its core business are favorable and more acquisitions are likely. ChoicePoint's September quarter revenues increased 17% while its earnings increased 68%. The company's core insurance services business continues to experience good growth. Its commercial and government business is beginning to evidence much stronger margin potential. Consolidation efficiencies are evident. Dollar Tree's quarter sales gained 25%, its earnings exploded 73%, the result of a relatively easy comparison a year ago when consolidation expenses slowed earnings growth. DeV-ry's revenues increased 14%, earnings 21%. Looking back over the ten years we have been shareholders of this business, I can scarcely remember a quarter where income growth has not exceeded 20%! DeVry also announced on-line educa-tion initiatives. Apollo's revenues increased 22%, while earnings gained 33%. Apollo completed a successful initial public offering of University of Phoenix On-Line, a tracking stock. Education Management's sales increased 19%, earnings jumped 33%. A burdensome regulatory issue was resolved favorably.

"2300 GUESTS AND THE SOLITARY MAN" IS HOW THE NEW YORK TIMES PHRASED IT.

Neil Diamond entertained more than 2000 of our fellow shareholders on October 19 at the Baron 2000 investment conference.

I have long believed that it would be useful for our shareholders to be able to "kick the tires" of their investments in Baron Funds each year. Our quar-terly shareholder letters are designed to provide you with the information I would like to have if our positions were reversed and I was trying to determine if Baron Funds was a suitable investment for my family's savings. Our annual investment conferences are intended to allow you to hear chief executives of several businesses in which our funds have invested talk to you about their businesses and then answer your questions. The conferences are also intended to permit me to address you each year and then answer any of your questions, no holds barred, with the help of Morty Schaja, our firm's president and Cliff Greenberg and Mitch Rubin, our firm's two other portfolio managers when I need it or when the questions are directed at them.

       BARON               CAPITAL              ASSET               FUND

This year's conference began with Apollo's President Todd Nelson describing the outlook for his company, this country's largest private university with more than 100,000 adult, degree-seeking students, adults who need a degree to provide better for their families and who learn differently than younger stu-dents. Todd also discussed the prospects for the exponential growth of Apollo's on-line, 90% owned University of Phoenix. About 75% of our citizens do not have a college degree and, because of this, are often stymied in their efforts to provide for their families. That is the opportunity for Apollo.

Rapidly growing, specialty chemicals business OM Group's Chairman Jim Mooney first spoke about how growing up as one of thirteen children he had to learn to be very competitive, just if he wanted to eat! He then showed how his com-pany was "changing the way businesses had to compete" against him and made it abundantly clear they wouldn't have an easy time of it as his company continues to develop new services and products to benefit its customers. Jim has about tripled the size of his business to $1 billion annual sales in the past five years and expects to quintuple it again during the next five.

Radio One's President, Alfred Liggens, and CFO, Scott Royster, spoke about the competitive advantages of their radio stations that target Afro-Americans lis-teners. Alfred and Scott are both young Afro-American executives. Why does it matter? Because they are, therefore, more sensitive to their listeners' issues and tastes. Their community oriented radio stations can, as a result, more easily address the concerns of their audience. . . by providing health updates regarding sickle cell anemia; by helping raise funds to rebuild churches that have been burned by bigots; by offering single mothers information about how to better educate their children. Since it is a minority controlled business, Radio One was advantaged in its recent purchase of $1.3 billion radio stations from radio giant Clear Channel Communications. Its current challenge? Operate the newly acquired stations better in Afro-American formats than they had been under their prior owners.

Robert Half has been the most profitable investment Baron Funds has ever made in terms of percentage gain. We've earned even a little more percentage-wise than our investment in Charles Schwab. Robert Half's shares have increased more than 60 fold since our initial purchases for Baron Asset Fund in 1991. We made this investment after its chairman, Max Messmer, whom I greatly admired as a member of Castle & Cooke's office of the chairman, left that company, at the time our largest investment, in 1986 to become the chairman of Robert Half. "I want to move closer to my home in the Bay area and take it a little easier. I don't want to miss my kids growing up." Well, he did move closer to home, but it certainly has never been evident to me that he's taken it any easier. Max and his "first hire" at Robert Half, Keith Waddell, the company's vice chairman and chief financial officer, described the dominant position of Robert Half as the country's largest and most profitable provider of temporary, highly skilled, financial executives. They described the company's culture as well as the reasons it is so hard for others to compete against them. Half's clients are small and mid-sized businesses, not the Fortune 1000. Its clients and can-didates do business with Robert Half based upon its reputation for great ser-vice established over 50 years. Max and Keith also spoke of the company's significant Internet initiatives that have allowed the company to recruit more effectively and better serve its candidates and customers. When Baron Funds first invested in Robert Half in 1991, its annual sales were about $200 million and it was marginally profitable. In the most recent quarter, Half's revenues were $687 million and it earned 12% pre tax! Their dream is to triple the size of their business again. Thank you Max and Keith!

Morty Schaja, Baron Capital's president and chief operating officer, then spoke about "trading" as contrasted to "investing." His presentation borrowed liber-ally from The Trillionaire Next Door, a recent bestseller that bills itself as "The Greedy Investor's Guide to Day Trading." Following my keynote speech, I introduced our surprise entertainer this year, Neil Diamond. My announcement before the entertainment began that this was my expense, Baron Capital's expense, not that of our mutual funds, was met by cheers from our audience. I explained that it was our way of saying thank you to our shareholders for their strong support for the past thirteen years. We believe these conferences are an important way for us to communicate with our fellow shareholders and to let you see how your savings have been invested. The entertainment following the conference during the last two years has provided the day with an appropriate end. I explained when I introduced Neil that both my grandfathers "came to America" almost 100 years ago from eastern Europe and Russia to settle in Brooklyn . . . which probably accounts for my love for anything from Brooklyn
 . . . especially the Brooklyn Dodgers and The Boys of Summer. Neil Diamond was born in Brooklyn, and I've been a fan of his and his music since I was in law school. As a child, Neil also happened to have gone to summer camp at Surprise Lake, a UJA camp at which my wife later . . . much later . . . served as Presi-dent for several years. Anyway, one of Brooklyn's greatest performers ever gave our shareholders one of the greatest performances ever! Neil performed his hit standards, one crowd pleaser after another, for more than an hour including "Solitary Man," of course, "Forever in Blue Jeans," "September Morn," "You Don't Bring Me Flowers" and an amazing number of his other hits too numerous to list. When the entertainer joked with the audience, it certainly appeared that not just the audience, including our speakers during the morning, was enjoying the performance. Of course, the performance ended with probably Neil's greatest hit, "Coming to America," that I'm certain had special meaning to many. Anyway, Neil's performance was certainly a suitable encore to last year's surprise performance by Billy Joel.

As is our custom, we gave our shareholder conference guests complimentary, Baron 2000 t-shirts, perfect for use on jogging

       BARON               CAPITAL              ASSET               FUND

trails, the beach or while riding your motorcycle . . . which is how OM Group's Chairman Jim Mooney plans to use his! I think our shirts this year, with a Roy Lichtenstein American flag rendition on the front, and a Neil Diamond autograph on the sleeve, are our coolest yet. As I noted in my conference remarks, if I ever tire of my career as a money manager, a career as a t-shirt designer beckons. If you'd like one, too, there will be no charge, just call or e-mail us showing that you're a shareholder. Copies of my speech, as well as Morty's, including slides, are available as well.

Baron Capital Asset Fund's investment philosophy is straightforward. Invest for the long term in attractive businesses purchased at attractive prices. Pur-chasing good businesses at attractive prices limits risk, we believe. We attempt to invest in businesses that we believe will double in size, profits, cash flow and asset value, in three to five years. We assume if a business dou-bles in size, over the long term, so will its stock price. Our job has become a little easier during the recent past since so many smaller companies, as we've tried to outline above, are now selling at what we believe are unusually attractive prices.

Thank you for investing in Baron Capital Asset Fund

We are pleased with the Fund's start but recognize that it is less than three years old. We will work hard to invest your savings within a philosophy and approach to investing that has served as well over a long period of time. We hope to earn over the years the confidence you have placed in us by becoming shareholders of the Fund.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Baron Capital Asset Fund's performance in the year ended December 31, 2000 was disappointing, but its relative performance was satisfactory. The Insurance Shares lost 2.7% during the year, and outperformed both the S&P 500, -9.2%, and the Russell 2000, -3.0%. The Fund also outperformed the average small cap growth fund, which lost 5.7% in the year 2000.


The Fund's performance was not uniform across the year. The Insurance Shares performed well in the first quarter, +10.9%, as compared to the Russell 2000, +7.1%. The Insurance Shares lost 12.2% in the remaining three quarters as com-pared to a loss of 9.4% for the Russell 2000.


                                 [LINE CHARTS]

                               Insurance Shares        Russell 2000
                               ----------------        ------------
                10/1/98            10000                    10000
               12/31/98            13250                 11630.89
               12/31/99            17998                 14103.22
               12/31/00            17520                 13677.16


                               Retirement Shares        Russell 2000
                               -----------------        ------------
               11/25/98             10000                    10000
               12/31/98             10995                 10651.78
               12/31/99             14958                 12915.98
               12/31/00             14596                 12525.79


In fiscal year 2001, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will con-tinue to be identified through our independent research efforts. Companies in which we invest will have what we believe to be the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, could allow the Fund to continue to pro-duce above average rates of return while keeping an attractive risk profile. The attractive valuation levels that we perceive of companies within the small cap universe and the current prices of some of our longer term core positions, especially in the media and communication sectors, leave us looking forward to a successful 2001.

Sincerely,




/s/ Ronald Baron
Ronald Baron
Chairman & CEO

       BARON               CAPITAL              ASSET               FUND


Table I (Unaudited)
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------



The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolio invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $5 billion.


------------------------------------------------------------------------------
Baron Capital Asset Fund
------------------------------------------------------------------------------

                                                    Equity
                                                  Market Cap           % of
Company                                          (in millions)      Net Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. ..........................     $39,261             3.1%
Flextronics Intl., Ltd. .......................      11,996             1.7
McLeodUSA, Inc., Cl A .........................       8,276             0.9
American Tower Corp., Cl A ....................       6,773             3.0
NTL, Inc. .....................................       6,505             2.4
                                                                       ----
                                                                       11.1%

                              Medium Capitalization
--------------------------------------------------------------------------------
Robert Half Intl., Inc. ...................................... $ 4,709      2.2%
Apollo Group, Inc., Cl A .....................................   3,699      4.6
Citizens Comm. Co. ...........................................   3,475      2.3
ChoicePoint, Inc. ............................................   2,662      5.9
Dollar Tree Stores, Inc. .....................................   2,644      1.3
DeVry, Inc. ..................................................   2,631      4.1
Polo Ralph Lauren Corp., Cl A ................................   2,158      3.8
Westwood One, Inc. ...........................................   2,114      0.7
Manor Care, Inc. .............................................   2,113      5.2
University of Phoenix Online .................................   1,693      3.3
Getty Images, Inc. ...........................................   1,619      1.9
Entercom Comm. Corp. .........................................   1,530      1.6
                                                                           ----
                                                                           36.9%

                                                       Equity
                                                     Market Cap         % of
Company                                            (in millions)     Net Assets
 -------------------------------------------------------------------------------
                              Small Capitalization
--------------------------------------------------------------------------------
Sotheby's Hldgs., Inc., Cl A .....................     $1,367            2.2%
DoubleClick, Inc. ................................      1,359            0.9
Southern Union Co. ...............................      1,351            5.2
Ethan Allen Interiors, Inc. ......................      1,319            4.2
OM Group, Inc. ...................................      1,300            4.3
Sirius Satellite Radio, Inc. .....................      1,260            0.5
Coach, Inc. ......................................      1,251            0.1
W.P. Stewart & Co., Ltd. .........................      1,230            0.2
Extended Stay of America, Inc. ...................      1,225            0.8
Education Mgmt. Corp. ............................      1,043            2.2
Gabelli Asset Mgmt., Inc., Cl A ..................        980            0.7
Radio One, Inc. ..................................        914            2.1
Seacor Smit, Inc. ................................        894            0.7
Vail Resorts, Inc. Cl A ..........................        818            1.5
XM Satellite Radio Hldgs., Inc. ..................        813            2.4
Commonwealth Telephone Ent., Inc. ................        795            1.1
Cell Genesys, Inc. ...............................        778            1.2
Sun Intl. Hotels, Ltd. ...........................        776            3.7
Choice Hotels Intl., Inc. ........................        718            1.7
Industrie Natuzzi SPA ADR ........................        704            0.5
Libbey, Inc. .....................................        463            1.2

                                                       Equity
                                                     Market Cap         % of
Company                                            (in millions)     Net Assets
 -------------------------------------------------------------------------------
                        Small Capitalization (Continued)
--------------------------------------------------------------------------------
Expedia, Inc., Cl A ..............................      462              0.9%
Citadel Comm. Corp. ..............................      444              0.5
Chiles Offshore, Inc. ............................      442              0.8
Resources Connection, Inc. .......................      392              0.1
Rigel Pharmaceuticals, Inc. ......................      359              1.1
CoreComm, Ltd. ...................................      357              0.4
Rural Cellular Corp., Cl A .......................      350              0.9
Alexander's, Inc. ................................      338              0.1
Spanish Broadcasting System, Inc. ................      301              0.8
American Classic Voyages Co. .....................      293              0.7
Smart and Final, Inc. ............................      248              1.0
DVI, Inc. ........................................      244              1.3
Saga Comm., Inc., Cl A ...........................      243              2.3
Motient Corp. ....................................      198              0.4
drugstore.com, Inc. ..............................       55              0.6
                                                                        ----
                                                                        49.3%

Table II (Unaudited)
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a class at the time of its inception.

--------------------------------------------------------------------------------
Insurance Shares
--------------------------------------------------------------------------------


                                           Net Asset                    Value of Shares
                                            Value                     Owned, if Initial
Date                   Class Net Assets    Per Share   Dividends    Investment was $10,000*
-------------------------------------------------------------------------------------------
10/01/98                 $   100,000        $10.00                          $10,000
-------------------------------------------------------------------------------------------
12/31/98                     806,286         13.25                           13,250
-------------------------------------------------------------------------------------------
03/31/99                   2,257,290         14.10                           14,100
-------------------------------------------------------------------------------------------
06/30/99                   9,763,273         15.66       $0.196              15,861
-------------------------------------------------------------------------------------------
09/30/99                  14,113,049         14.67                           14,858
-------------------------------------------------------------------------------------------
12/31/99                  31,238,741         17.77                           17,998
-------------------------------------------------------------------------------------------
03/31/00                  53,190,352         19.70                           19,953
-------------------------------------------------------------------------------------------
06/30/00                  60,504,930         17.89        0.040              18,160
-------------------------------------------------------------------------------------------
09/30/00                  61,068,138         17.85                           18,119
-------------------------------------------------------------------------------------------
12/31/00                  60,412,224         17.26                           17,520
-------------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

Retirement Shares
--------------------------------------------------------------------------------


                                          Net Asset                     Value of Shares
                                            Value                      Owned, if Initial
  Date                Class Net Assets    Per Share    Dividends    Investment was $10,000*
------------------------------------------------------------------------------------------
11/25/98                $2,400,000         $12.06                          $10,000
------------------------------------------------------------------------------------------
12/31/98                 2,638,488          13.26                           10,995
------------------------------------------------------------------------------------------
03/31/99                 2,809,738          14.11                           11,700
------------------------------------------------------------------------------------------
06/30/99                 3,158,955          15.67       $0.197              13,161
------------------------------------------------------------------------------------------
09/30/99                 2,961,439          14.69                           12,337
------------------------------------------------------------------------------------------
12/31/99                 3,589,954          17.81                           14,958
------------------------------------------------------------------------------------------
03/31/00                 3,982,115          19.76                           16,596
------------------------------------------------------------------------------------------
06/30/00                 3,625,539          17.95        0.040              15,109
------------------------------------------------------------------------------------------
09/30/00                 3,619,983          17.92                           15,084
------------------------------------------------------------------------------------------
12/31/00                 3,502,484          17.34                           14,596
------------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

       BARON               CAPITAL              ASSET               FUND

AVERAGE ANNUAL RETURN

                         Period ended December 31, 2000

Insurance Shares
-------------------------------------------------------------------------------
One year                                                                  -2.7%
-------------------------------------------------------------------------------
Two years                                                                 15.0%
-------------------------------------------------------------------------------
Since inception October 1, 1998                                           28.3%
-------------------------------------------------------------------------------
Retirement Shares
-------------------------------------------------------------------------------
One year                                                                  -2.4%
-------------------------------------------------------------------------------
Two years                                                                 15.2%
-------------------------------------------------------------------------------
Since inception November 25, 1998                                         19.7%
 ------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and prin-cipal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Capital Asset Fund including charges and expenses, contact your plan adminstra-tor or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not author-ized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's cur-rent prospectus.

       BARON               CAPITAL              ASSET               FUND

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
December 31, 2000

           Shares                                                      Value
-------------------------------------------------------------------------------
Common Stocks (95.51%)
                     Business Services (9.02%)
           57,500    ChoicePoint, Inc.*                            $   3,769,844
           50,000    DoubleClick, Inc.*                                  550,000
            3,700    Resources Connection, Inc.*                          70,300
           52,000    Robert Half Intl., Inc.*                          1,378,000
                                                                   -------------
                                                                       5,768,144
                     Chemical (4.27%)
           50,000    OM Group, Inc.                                    2,731,250

                     Communications (11.43%)
           50,000    American Tower Corp., Cl A*                       1,893,750
          110,000    Citizens Comm. Co.*                               1,443,750
           20,000    Commonwealth Telephone Ent., Inc.*                  700,000
           55,000    CoreComm, Ltd.*                                     272,420
           40,000    McLeodUSA, Inc., Cl A*                              565,000
           70,000    Motient Corp.*                                      280,000
           65,000    NTL, Inc.*                                        1,555,938
           20,000    Rural Cellular Corp., Cl A*                         592,500
                                                                   -------------
                                                                       7,303,358
                     Consumer Services (0.90%)
           60,000    Expedia, Inc., Cl A*                                573,750

                     Education (14.27%)
           60,000    Apollo Group, Inc., Cl A*                         2,951,250
           70,000    DeVry, Inc.*                                      2,642,500
           40,000    Education Mgmt. Corp.*                            1,430,000
           65,000    University of Phoenix Online*                     2,096,250
                                                                   -------------
                                                                       9,120,000
                     Financial (5.32%)
           70,000    Charles Schwab Corp.                              1,986,250
           50,000    DVI, Inc.*                                          853,125
           14,000    Gabelli Asset Mgmt., Inc., Cl A*                    464,625
            3,700    W.P. Stewart & Co., Ltd.*                            96,200
                                                                   -------------
                                                                       3,400,200
                     Health Services (7.51%)
           35,000    Cell Genesys, Inc.*                                 798,438
          160,000    Manor Care, Inc. *                                3,300,000
           70,000    Rigel Pharmaceuticals, Inc.*                        700,000
                                                                   -------------
                                                                       4,798,438
                     Hotels and Lodging (2.52%)
           80,000    Choice Hotels Intl., Inc.*                        1,095,000
           40,000    Extended Stay of America, Inc.*                     514,000
                                                                   -------------
                                                                       1,609,000
                     Manufacturing (1.69%)
           38,000    Flextronics Intl., Ltd.*                          1,083,000

                     Media and Entertainment (9.10%)
           25,000    Citadel Comm. Corp.*                                300,000
           30,000    Entercom Comm. Corp.*                             1,033,125
           25,000    Radio One, Inc., Cl A*                              267,188
          100,000    Radio One, Inc., Cl D*                            1,100,000
          100,000    Saga Comm., Inc., Cl A*                           1,487,500
           10,000    Sirius Satellite Radio, Inc.*                       299,375
          100,000    Spanish Broadcasting System, Inc.*                  500,000
           22,000    Westwood One, Inc.*                                 424,875
           25,000    XM Satellite Radio Hldgs., Inc., Cl A*              401,562
                                                                   -------------
                                                                       5,813,625
                     Oil Services (1.52%)
           20,000    Chiles Offshore, Inc.*                              500,000
            9,000    Seacor Smit, Inc.*                                  473,625
                                                                   -------------
                                                                         973,625

                     Printing and Publishing (1.90%)
           38,000    Getty Images, Inc.*                               1,216,000

           Shares                                                     Value
 -------------------------------------------------------------------------------
                     Real Estate and REITs (0.11%)
            1,000    Alexander's, Inc.*                           $       67,688

                     Recreation and Resorts (5.84%)
           30,000    American Classic Voyages Co.*                       420,000
          100,000    Sun Intl. Hotels, Ltd.*                           2,375,000
           40,000    Vail Resorts, Inc., Cl A*                           937,500
                                                                  --------------
                                                                       3,732,500
                     Retail Trade and Restaurants (13.22%)
            2,000    Coach, Inc.*                                         57,500
           35,000    Dollar Tree Stores, Inc.*                           857,500
           69,300    drugstore.com, Inc.*                                 62,806
          405,063    drugstore.com, Inc.*@                               330,410
           80,000    Ethan Allen Interiors, Inc.                       2,680,000
          110,000    Polo Ralph Lauren Corp., Cl A*                    2,454,375
           72,300    Smart and Final, Inc.*                              614,550
           60,000    Sotheby's Hldgs., Inc., Cl A                      1,391,250
                                                                  --------------
                                                                       8,448,391
                     Utility Services (5.22%)
          126,000    Southern Union Co.*                               3,339,000

                     Wholesale Trade (1.67%)
           25,000    Industrie Natuzzi SPA ADR                           306,250
           25,000    Libbey, Inc.                                        759,375
                                                                  --------------
                                                                       1,065,625
                                                                  --------------
Total Common Stocks
 (Cost $55,851,417)                                                   61,043,594

 -------------------------------------------------------------------------------
Convertible Preferred Stock (1.76%)

                     Media and Entertainment
            2,000    XM Satellite Radio Hldgs., Inc. 8.25%
                      Series C Conv. Pfd due 2012@
                      (Cost $2,065,083)                                1,126,457
                                                                  --------------

 -------------------------------------------------------------------------------
Warrants (0.0%)

                     Communications
           37,500    CoreComm, Ltd. Exp 05/26/2002*@
                      (Cost $736,875)                                          0
                                                                  --------------

Total Investments (97.27%)
 (Cost $58,653,375**)                                                 62,170,051
Cash and Other Assets
 Less Liabilities (2.73%)                                              1,744,657
                                                                  --------------
Net Assets (100.00%)                                                 $63,914,708
                                                                  ==============

Net Asset Value per Share

Insurance Shares:

Net asset value, offering and redemption
price per share (based on net assets of
$60,412,224 and 3,500,115 shares of
beneficial interest outstanding)                                          $17.26
                                                                  ==============

Retirement Shares:

Net asset value, offering and redemption
price per share (based on net assets of
$3,502,484 and 202,016 shares of
beneficial interest outstanding)                                          $17.34
                                                                  ==============

---------------
%  Represents percentage of net assets
*  Non-income producing securities
@  Restricted securities
** For Federal income tax purposes the cost basis is $58,944,453. Aggregate unrealized appreciation and depreciation of investments are $15,825,112 and $12,599,514 respectively.

                       See Notes to Financial Statements.
                                       12

       BARON               CAPITAL              ASSET               FUND


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

Assets:
  Investments in securities, at value (Cost $58,653,375).........    $62,170,051
  Cash...........................................................      1,118,193
  Interest receivable............................................          4,491
  Receivable for securities sold.................................      1,081,297
  Receivable for shares sold.....................................         14,536
                                                                     -----------
                                                                      64,388,568
                                                                     -----------
Liabilities:
  Payable for securities purchased...............................        174,167
  Payable for shares redeemed....................................        243,935
  Accrued expenses and other payables............................         55,758
                                                                     -----------
                                                                         473,860
                                                                     -----------
Net Assets ......................................................    $63,914,708
                                                                     ===========
Net Assets consist of:
  Capital paid-in................................................    $60,223,773
  Accumulated net realized gain..................................        174,259
  Net unrealized appreciation on investments.....................      3,516,676
                                                                     -----------
Net Assets ......................................................    $63,914,708
                                                                     ===========
Net Asset Value Per Share
Insurance Shares
  Net asset value, offering and redemption price per share (based
   on net assets of $60,412,224 and 3,500,115 shares outstanding)    $     17.26
                                                                     ===========
Retirement Shares
  Net asset value, offering and redemption price per share (based
   on net assets of $3,502,484 and 202,016 shares outstanding)...    $     17.34
                                                                     ===========


STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 2000

Investment income:
  Income:
   Interest......................................................    $   146,506
   Dividends.....................................................        131,791
                                                                     -----------
   Total income..................................................        278,297
                                                                     -----------
  Expenses:
   Investment advisory fees......................................        581,714
   Distribution fees -- Insurance Shares.........................        136,687
   Shareholder servicing agent fees -- Insurance Shares..........         20,217
   Shareholder servicing agent fees -- Retirement Shares.........         16,990
   Reports to shareholders -- Insurance Shares...................        155,054
   Reports to shareholders -- Retirement Shares..................          2,462
   Custodian fees................................................          7,429
   Registration and filing fees -- Insurance Shares..............         23,601
   Registration and filing fees -- Retirement Shares.............          5,954
   Professional fees.............................................         18,881
   Trustee fees..................................................            700
   Miscellaneous.................................................          1,333
                                                                     -----------
   Total expenses................................................        971,022
   Less: Expense reimbursement by investment adviser.............       (107,193)
                                                                     -----------
   Net expenses..................................................        863,829
                                                                     -----------
   Net investment loss...........................................       (585,532)
                                                                     -----------
Realized and unrealized gain (loss) on investments:
  Net realized gain on investments sold..........................        768,572
  Change in net unrealized appreciation of investments...........     (2,113,666)
                                                                     -----------
   Net loss on investments.......................................     (1,345,094)
                                                                     -----------
   Net decrease in net assets resulting from operations..........    $(1,930,626)
                                                                     ===========

                       See Notes to Financial Statements.

       BARON               CAPITAL              ASSET               FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                      For The         For The
                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       2000             1999
                                                    ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss .........................    $    (585,532)   $    (87,138)
  Net realized gain on investments sold .......          768,572         220,944
  Change in net unrealized appreciation on in-
    vestments .................................       (2,113,666)      5,449,881
                                                   -------------     -----------
  Increase (decrease) in net assets resulting
    from operations ...........................       (1,930,626)      5,583,687
                                                   -------------     -----------

Distributions to shareholders from:
 Net investment income:
  Insurance Shares ............................                0          (2,887)
  Retirement Shares ...........................                0          (1,194)
 Net realized gain on investments:
  Insurance Shares ............................         (134,524)       (110,285)
  Retirement Shares ...........................           (8,063)        (38,010)
                                                   -------------     -----------
                                                        (142,587)       (152,376)
                                                   -------------     -----------

Capital share transactions:
 Insurance Shares:
  Proceeds from the sale of shares ............       47,282,933      30,980,161
  Net asset value of shares issued in rein-
    vestment of dividends .....................          134,524         113,172
  Cost of shares redeemed .....................      (16,266,294)     (5,179,651)
 Retirement Shares:
  Proceeds from the sale of shares ............                0           2,080
  Net asset value of shares issued in rein-
    vestment of dividends .....................            8,063          39,204
  Cost of shares redeemed .....................                0          (2,356)
                                                   -------------     -----------
  Increase in net assets derived from capital
    share transactions ........................       31,159,226      25,952,610
                                                   -------------     -----------
  Net increase in net assets ..................       29,086,013      31,383,921

Net assets:
 Beginning of year ............................       34,828,695       3,444,774
                                                   -------------     -----------
 End of year ..................................     $ 63,914,708     $34,828,695
                                                   =============     ===========

Shares of Beneficial Interest:
 Insurance Shares:
  Shares sold .................................        2,652,610       2,033,403
  Shares issued in reinvestment dividends .....            7,532           7,401
  Shares redeemed .............................         (918,451)       (343,220)
                                                   -------------     -----------
  Net increase in Insurance Shares outstanding         1,741,691       1,697,584
                                                   =============     ===========
 Retirement Shares:
  Shares sold .................................                0             154
  Shares issued in reinvestment dividends .....              450           2,561
  Shares redeemed .............................                0            (154)
                                                   -------------     -----------
  Net increase in Retirement Shares
    outstanding ...............................              450           2,561
                                                   =============     ===========



                       See Notes to Financial Statements.

       BARON               CAPITAL              ASSET               FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Baron Capital Funds Trust (the "Trust") is registered under the Investment Com-pany Act of 1940, as amended (the "1940 Act"), as a diversified, open-end man-agement investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares:
the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insur-ance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. Each class of shares has equal rights as to earnings and assets except that each class bears different expenses for distribution, shareholder service, reports to shareholders and registration and filing fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with generally accepted accounting principles.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Fund with a remain-ing maturity of sixty days or less are valued at amortized cost, which approxi-mates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securi-ties transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recog-nized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(c) FEDERAL INCOME TAXES. It is the policy of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to dis-tribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) DISTRIBUTIONS. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from gen-erally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. For the year ended December 31, 2000, the following amounts were reclassified for federal income tax purposes:



                      Undistributed                      Undistributed
                  Net Investment Income               Realized Gain/Loss
                  ---------------------               ------------------
                      $585,532                             ($585,532)


(e) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabil-ities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(2) PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 2000, purchases and sales of securities, other than short term securities, aggregated $52,734,140 and $21,505,490, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc., (the "Adviser"), a wholly owned sub-sidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets and 1.25% for net assets over $500 million.

(b) DISTRIBUTION FEES. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the year ended December 31, 2000, BCI earned brokerage commissions of $80,696.

       BARON               CAPITAL              ASSET               FUND

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/ her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

(4) RESTRICTED SECURITIES

A summary of the restricted securities held at December 31, 2000 follows:

                                                Acquisition
Name of Issuer                                     Date                 Value
--------------                                  -----------             -----


 COMMON STOCK
   drugstore.com, Inc.......................   07/31/2000             $330,410

WARRANTS
   CoreComm, Ltd. Warrants Exp. 05/26/2002..   11/17/1999                    0

CONVERTIBLE PREFERRED STOCK
   XM Satellite Radio Hldgs., Inc. 8.25%
   Series C Conv. Pfd due 2012..............   07/07/2000            1,126,457
                                                                     ---------
     TOTAL RESTRICTED SECURITIES:
       (Cost $4,801,957) (2.28% of
       Net Assets) .........................                        $1,456,867
                                                                    ==========

       BARON               CAPITAL              ASSET               FUND


(5) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each year:





INSURANCE SHARES:
                                                                          Year ended December 31,
                                                                       2000         1999        1998*
                                                                     ---------    ---------    -------

Net asset value, beginning of year ..............................     $  17.77     $  13.25    $ 10.00
                                                                     ---------    ---------    -------

Income from investment operations
Net investment income (loss) ....................................        (0.16)       (0.06)      0.02
Net realized and unrealized gains (losses) on investments .......        (0.31)        4.78       3.23
                                                                     ---------    ---------    -------

 Total from investment operations ...............................        (0.47)        4.72       3.25
                                                                     ---------    ---------    -------

Less distributions
Dividends from net investment income ............................         0.00        (0.01)      0.00
Distributions from net realized gains ...........................        (0.04)       (0.19)      0.00
                                                                     ---------    ---------    -------

 Total Distributions ............................................        (0.04)       (0.20)      0.00
                                                                     ---------    ---------    -------

Net asset value, end of year ....................................     $  17.26     $  17.77    $ 13.25
                                                                     =========    =========    =======

 Total Return ...................................................         (2.7%)       35.8%      32.5%
                                                                     ---------    ---------    -------

Ratios/Supplemental Data
Net assets (in thousands), end of year ..........................    $60,412.2    $31,238.7     $806.3
Ratio of total expenses to average net assets ...................         1.66%        1.88%      7.62%**
Less: Expense reimbursement by investment adviser ...............        (0.16%)      (0.38%)    (6.17%)**
                                                                     ---------    ---------    -------
Ratio of net expenses to average net assets .....................         1.50%        1.50%      1.45%**
                                                                     =========    =========    =======

Ratio of net investment income (loss) to average net assets .....        (1.02%)      (0.78%)     0.99%**
Portfolio turnover rate .........................................        39.38%       37.18%     37.11%


 * For the period October 1, 1998 (commencement of operations) to December 31, 1998.
** Annualized.


RETIREMENT SHARES:
                                                                            Year ended December 31,
                                                                        2000         1999        1998*
                                                                     ---------    ---------    ---------

Net asset value, beginning of year................................     $ 17.81      $ 13.26      $ 12.06
                                                                     ---------    ---------    ---------
Income from investment operations
Net investment income (loss)......................................       (0.14)       (0.04)        0.02
Net realized and unrealized gains (losses) on investments.........       (0.29)        4.79         1.18
                                                                     ---------    ---------    ---------

 Total from investment operations ................................       (0.43)        4.75         1.20
                                                                     ---------    ---------    ---------

Less distributions
Dividends from net investment income..............................        0.00        (0.01)        0.00
Distributions from net realized gains.............................       (0.04)       (0.19)        0.00
                                                                     ---------    ---------    ---------

 Total Distributions .............................................       (0.04)       (0.20)        0.00
                                                                     ---------    ---------    ---------

Net asset value, end of year......................................     $ 17.34      $ 17.81      $ 13.26
                                                                     =========    =========    =========

 Total Return ....................................................        (2.4%)       36.0%        10.0%
                                                                     ---------    ---------    ---------

Ratios/Supplemental Data
Net assets (in thousands), end of year............................    $3,502.5    $ 3,590.0    $ 2,638.5
Ratio of total expenses to average net assets.....................        1.76%        1.62%        7.38%**
Less: Expense reimbursement by investment adviser.................       (0.51%)      (0.38%)      (6.17%)**
                                                                     ---------    ---------    ---------

Ratio of net expenses to average net assets.......................        1.25%        1.24%        1.21%**
                                                                     =========    =========    =========

Ratio of net investment income (loss) to average net assets.......       (0.77%)      (0.28%)       1.34%**
Portfolio turnover rate...........................................       39.38%       37.18%       37.11%


 * For the period November 25, 1998 (commencement of operations) to December 31, 1998.
** Annualized.

       BARON               CAPITAL              ASSET               FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Baron Capital Asset Fund:

In our opinion, the accompanying statements of assets and liabilities and of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Capital Asset Fund (the "Fund") at December
31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 1, 1998 (Commencement of Operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (here-after referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the Uni-ted States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York
January 31, 2001

                                                                           4QR00





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